UMB Scout Funds

MONEY MARKET Fund

FEDERAL PORTFOLIO (UMFXX)
PRIME PORTFOLIO (UMPXX)

Annual Report   June 30, 2000

A no-load mutual fund with primary emphasis on maximum income consistent with safety of principal and maintenance of liquidity.


TO THE SHAREHOLDERS

In the past year, the financial markets continued to capture the nation's fancy. The major drivers regarding financial asset prices over the last 12 months have been earnings and interest rates, as is typically the case. However, last fall we witnessed a temporary detour from the "norm" as we saw what turned out to be a speculative "bubble" being created when investors purchased anything labeled ".com." While that bubble has not burst, it is fair to say that much of the speculative "froth" has since been eliminated from asset valuation levels.

In an effort to get a handle on the economy, Alan Greenspan conducted a series of six interest rate increases designed to slow the economic environment and ease any upward pressure on inflation rates. We are beginning to see signs that the growth rate in the economy is decreasing. For the time being, it appears that Mr. Greenspan's efforts were successful.

But what about the future? Will the economy continue to slow? And if it does slow, could we slip into a recession? These are very significant questions on many investors' minds. While we do not know what the future holds, history would suggest that the economy is going to slow during the remainder of 2000. Keep in mind that historically, the Federal Reserve, currently headed by Greenspan, has had difficulty "fine tuning" the economy. It has been shown that once the economy starts to slow, keeping it out of a recessionary environment can be difficult. In our minds, recession poses a major potential risk which investors may have to wrestle with during the next 12 months.

Longer term, we continue to look at the investment landscape in a positive sense. Inflation is low, and the economy is growing nicely. As long as these two trends are at work, we believe that financial assets will generate satisfactory returns.

In closing, we at UMB Investment Advisors would like to thank you, our shareholders, for your continued support of the UMB Scout Funds. We fully understand and appreciate the trust you have placed in our hands. We will work hard to maintain that trust.

Respectfully,

/s/William B. Greiner

William B. Greiner
Executive Vice President
Chief Investment Officer
UMB Investment Advisors

Shares of the UMB Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. These shares involve investment risks, including the possible loss of the principal invested.


TO THE SHAREHOLDERS

The UMB Scout Money Market Fund's Federal Portfolio earned 5.24% for the fiscal year ended June 30, 2000, while the Prime Portfolio earned 5.37%. The seven-day current yield on June 30 was 6.06% for the Federal Portfolio and 6.12% for the Prime Portfolio. The Fund invests in high-quality, short-term debt instruments and seeks maximum income consistent with safety of principal and maintenance of liquidity.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

On June 30, 1999 the Federal Open Market Committee (FOMC) increased the Federal Fund rate from 4.75% to 5.00%. In additional efforts to slow the economy and contain inflation, the FOMC again made tightening moves in August and November of 1999, and in February, March and May of 2000. After the May increase, the Federal Funds rate stood at 6.50%, its highest level since February of 1995. Based on signs that its tightening efforts were finally taking effect and that the economy was indeed slowing, the FOMC took no action at its June 28, 2000 meeting, but did retain its "inflation" bias.

Throughout the fiscal year, the dominant consideration in the management of both portfolios was the decision that we would be operating in an extended interest rate environment. The average maturity of each portfolio was kept short and was positioned with each prospective FOMC meeting date in mind. We believe this structure allowed us to take maximum advantage of the rising interest rate environment. The structure of the portfolios, combined with the aggressive action of the Fed, proved quite rewarding for shareholders. During fiscal 2000, both the federal and prime portfolios experienced their highest returns in over six years.

We appreciate your continued interest in the UMB Scout Money Market Fund and welcome your comments and questions.

Sincerely,

/s/William A. Faust

William A. Faust
UMB Investment Advisors

CHART - Fund Diversification
UMB Scout Money Market Fund
Federal Portfolio (UMFXX)

CHART - Fund Diversification
UMB Scout Money Market Fund
Prime Portfolio (UMPXX)


FINANCIAL STATEMENTS                                      JUNE 30, 2000

Statement of Net Assets

   FACE                                                             Market
  AMOUNT   DESCRIPTION                                               Value

PRIME PORTFOLIO
SHORT-TERM CORPORATE NOTES - 92.8%
$13,000,000  Abbott Laboratories, 6.60%, due July 12, 2000        $ 12,973,783
 10,000,000 Aluminum Co. of America, 6.55%, due July 5, 2000         9,992,722
  5,000,000 American Express Credit Corp.,
             6.53%, due July 12, 2000                                4,990,024
 30,000,000 American Express Credit Corp.,
             6.51%, due July 13, 2000                               29,934,900
 20,000,000 AT&T Company, 6.50%, due July 11, 2000                  19,963,889
  7,000,000 AT&T Company, 6.50%, due July 13, 2000                   6,984,833
 12,774,000 Amgen, Inc., 6.50%, due July 10, 2000                   12,753,242
 20,000,000 Amgen, Inc., 6.48%, due July 12, 2000                   19,960,400
  5,100,000 Archer Daniels Midland Co., 6.19%, due July 13, 2000     5,089,477
 10,000,000 Becton Dickinson & Co., 6.50%, due July 6, 2000          9,990,972
 15,000,000 Bell Atlantic Network, 6.53%, due July 17, 2000         14,956,467
 33,000,000 California Pollution Control Rev., Auth Ser 98A,
              Discount Note, due July 20, 2000                      33,000,000
 30,000,000 Chevron USA, Inc., 6.80%, due July 6, 2000              29,971,667
 25,000,000 Coca-Cola Company, 6.07%, due July 5, 2000              24,983,139
 20,000,000 Deere and Company, 6.52%, due July 11, 2000             19,963,778
  1,000,000 Deere and Company, 6.53%, due July 12, 2000                998,005
 15,000,000 Deere and Company, 6.53%, due July 14, 2000             14,964,629
 13,800,000 Donnelly, (R.R.) & Sons, 6.54%, due July 6, 2000        13,787,465
 20,420,000 Dover Corp., 6.52%, due July 6, 2000                    20,401,516
  5,450,000 Dover Corp., 6.53%, due July 13, 2000                    5,438,137
 10,000,000 Dover Corp., 6.55%, due July 18, 2000                    9,969,069
 21,000,000 Dow Chemical Co., 6.95%, due July 5, 2000               20,983,783
  3,400,000 Du Pont (E I) De Nemours & Co.,
               6.68%, due July 10, 2000                              3,394,322
 15,800,000 Duke Energy Corp., 6.50%, due July 10, 2000             15,774,325
 24,000,000 Dun & Bradstreet Corp., 6.62%, due July 5, 2000         23,982,353
 10,000,000 Dun & Bradstreet Corp., 6.55%, due July 10, 2000         9,983,625
 20,000,000 Emerson Electric Co., 6.70%, due July 5, 2000           19,985,111
 20,000,000 General Mills, Inc., 6.49%, due July 3, 2000            19,992,789
  2,331,000 Halliburton Company, 6.56%, due July 10, 2000            2,327,177
  3,650,000 Halliburton Company, 6.54%, due July 17, 2000            3,639,391
  3,748,000 Hershey Foods Corp., 6.65%, due July 11, 2000            3,741,077
  8,000,000 IBM Credit Corp., 6.52%, due July 19, 2000               7,973,920
 13,000,000 Illinois Tool Works, Inc., 6.56%, due July 18, 2000     12,959,729
  5,000,000 Illinois Tool Works, Inc., 6.53%, due July 25, 2000      4,978,233
 25,000,000 International Business Machines Corp.,
             6.52%, due July 11, 2000                               24,954,722
  9,200,000 Kellogg Co., 6.53%, due July 5, 2000                     9,193,325
 10,000,000 Laclede Gas Co., 6.61%, due July 27, 2000                9,952,261
 22,740,000 Lucent Technologies, Inc., 6.60%, due July 19, 2000     22,664,958
  2,800,000 May Dept. Stores Co., 6.52%, due July 10, 2000           2,795,436
  3,000,000 May Dept. Stores Co., 6.60%, due July 28, 2000           2,985,150
  5,000,000 Motorola, Inc., 6.57%, due July 27, 2000                 4,976,275
1 5,000,000 Nalco Chemical Company, 6.19%, due July 6, 2000         14,987,100
 15,000,000 SBC Communications, Inc., 6.53%, due July 7, 2000       14,983,675
 25,000,000 Texaco, Inc., 6.53%, due July 7, 2000                   24,972,792
  8,000,000 Texaco, Inc., 6.52%, due July 12, 2000                   7,984,062
  2,500,000 United Technologies Corp., 6.53%, due July 13, 2000      2,494,558
 19,000,000 United Technologies Corp., 6.60%, due July 26, 2000     18,912,918
  7,000,000 Wal-Mart Stores, Inc., 6.50%, due July 5, 2000           6,994,944
 13,000,000 Wal-Mart Stores, Inc., 6.53%, due July 25, 2000         12,943,407
  4,000,000 Wisconsin Electric Power Co.,
              6.53%, due July 14, 2000                               3,990,568

Short-term corporate notes (Cost $656,570,100) - 92.8%             656,570,100

GOVERNMENT-SPONSORED ENTERPRISES - 7.6%
  8,000,000 Federal Agricultural Mortgage Corp.,
             6.42%, Discount Note, due July 13, 2000                 7,982,880
  2,000,000 Federal Home Loan Bank, 6.20%, due October 27, 2000      2,000,000
    200,000 Federal Home Loan Bank, 6.42%,
             Discount Note, due August 4, 2000                         198,787
 20,000,000 Federal Home Loan Bank, 6.42%,
             Discount Note, due July 14, 2000                       19,953,633
    450,000 Federal Home Loan Bank, 6.43%,
             Discount Note, due August 2, 2000                         447,428
 10,000,000 Federal Home Loan Bank, 6.45%,
             Discount Note, due July 21, 2000                        9,964,167
  3,000,000 Federal Home Loan Mortgage Corp.,
              6.43%, Discount Note, due July 18, 2000                3,000,870
  8,600,000 Federal National Mortgage Association,
              6.43%, Discount Note, due August 3, 2000               8,549,320
  2,000,000 Federal National Mortgage Association,
              5.21%, Discount Note, due July 7, 2000                 1,998,264

Government-sponsored enterprises (Cost $54,095,349) - 7.6%
54,095,349

TOTAL INVESTMENTS (Cost $710,665,449) - 100.4%                     710,665,449

Other assets less liabilities - (0.4%)                              (3,176,307)

TOTAL NET ASSETS - 100.0%
  (equivalent to $1.00 per share; 750,000,000 shares
  of $0.01 par value capital shares authorized;
  707,518,830 shares outstanding)                                 $707,489,142

Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS                                      JUNE 30, 2000

Statement of Net Assets

   FACE                                                             Market
  AMOUNT   DESCRIPTION                                               Value

FEDERAL PORTFOLIO

GOVERNMENT SPONSORED ENTERPRISES - 100.4%
$17,000,000 Federal Agricultural Mortgage Corp.,
             6.42%, Discount Note, due July 13, 2000              $ 16,963,620
 19,864,000 Federal Home Loan Bank, 6.05%, due July 3, 2000          19,857,323
  5,000,000 Federal Home Loan Bank,
             6.41%, Discount Note, due July 5, 2000                  4,996,439
  3,000,000 Federal Home Loan Bank,
             6.52%, due July 5, 2000                                 2,997,827
 13,000,000 Federal Home Loan Bank,
             6.43%, Discount Note, due July 7, 2000                 12,986,068
  3,680,000 Federal Home Loan Bank,
             6.41%, Discount Note, due July 14, 2000                 3,671,482
 15,000,000 Federal Home Loan Bank,
             6.42%, Discount Note, due July 14, 2000                14,965,225
 15,000,000 Federal Home Loan Bank,
             6.42%, Discount Note, due July 19, 2000                14,951,850
 20,000,000 Federal Home Loan Bank,
             6.45%, Discount Note, due July 21, 2000                19,928,333
 25,000,000 Federal Home Loan Bank,
             6.47%, Discount Note, due July 26, 2000                24,887,674
  1,000,000 Federal Home Loan Bank,
             6.20%, due October 27, 2000                             1,000,000
 30,000,000 Federal Home Loan Mortgage Corp.,
             6.57%, Discount Note, due July 3, 2000                 29,989,050
 16,800,000 Federal Home Loan Mortgage Corp.,
             6.365%, Discount Note, due July 5, 2000                16,788,119
 20,000,000 Federal Home Loan Mortgage Corp.,
             6.41%, Discount Note, due July 11, 2000                19,964,389
 14,225,000 Federal Home Loan Mortgage Corp.,
             6.42%, Discount Note, due July 11, 2000                14,199,632
  5,000,000 Federal Home Loan Mortgage Corp.,
             6.47%, Discount Note, due July 13, 2000                 4,989,217
 20,990,000 Federal Home Loan Mortgage Corp.,
             6.43%, Discount Note, due July 18, 2000                20,926,200
  5,000,000 Federal Home Loan Mortgage Corp.,
             6.46%, Discount Note, due July 18, 2000                 4,984,747
  4,967,000 Federal Home Loan Mortgage Corp.,
             6.47%, Discount Note, due July 20, 2000                 4,950,039
 25,000,000 Federal Home Loan Mortgage Corp.,
             6.46%, Discount Note, due July 25, 2000                24,892,333
  3,000,000 Federal National Mortgage Association,
             5.21%, Discount Note, due July 7, 2000                  2,997,395
  6,400,000 Federal National Mortgage Association,
             6.42%, Discount Note, due August 3, 2000                6,362,336
  3,000,000 Federal National Mortgage Association,
             6.46%, Discount Note, due July 19, 2000                 2,990,310
 12,500,000 Federal National Mortgage Association,
             6.41%, Discount Note, due July 12, 2000                12,475,517

TOTAL INVESTMENTS (Cost $303,715,125) - 100.4%                     303,715,125

Other assets less liabilities - (0.4%)                              (1,126,984)

TOTAL NET ASSETS - 100.0%
  (equivalent of $1.00 per share; 750,000,000 shares
  of $0.01 par value capital shares authorized;
  302,637,011 shares outstanding)                                 $302,588,141

Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS                                        JUNE 30, 2000

Statements of Assets and Liabilities

                                                         Prime          Federal
                                                        Portfolio      Portfolio
ASSETS:
  Investment securities, at market value              $710,665,449  $ 303,715,125
  Interest receivable                                      138,554         42,011
      Total assets                                     710,804,003    303,757,136

LIABILITIES:
  Disbursements in excess of demand deposit cash         3,314,861      1,168,995
      Total liabilities                                  3,314,861      1,168,995

NET ASSETS                                            $707,489,142   $302,588,141

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)         $707,489,142   $302,588,141
NET ASSETS APPLICABLE TO OUTSTANDING SHARES           $707,489,142   $302,588,141

Capital shares, $0.01 par value
  Authorized                                           750,000,000    750,000,000

  Outstanding                                          707,518,830    302,637,011

 NET ASSET VALUE PER SHARE                            $       1.00   $       1.00

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS                             Year Ended JUNE 30, 2000

StatementS of Operations
                                                    Prime         Federal
                                                  Portfolio      Portfolio
INVESTMENT INCOME:
  Income:
    Interest                                    $ 41,230,848   $ 17,456,080

  Expenses:
    Management fees                                3,587,999      1,552,057
    Government fees                                   38,686         22,407
                                                   3,626,685      1,574,464
      Net investment income                       37,604,163     15,881,616
      Net increase in net assets resulting
        from operations                         $ 37,604,163   $ 15,881,616

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS           for the years ended June 30, 2000 and 1999

Statements of Changes in Net Assets

                                                           Prime           Federal
                                                         Portfolio        Portfolio
                                                            1999             1999
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                $  30,935,014    $  14,811,762

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                  (30,935,014)     (14,811,762)

INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold ($1.00 per share)          1,281,907,452      647,138,544
  Net asset value of shares issued for reinvestment
    of distributions ($1.00 per share)                     6,772,270        3,578,135
                                                       1,288,679,722      650,716,679
  Cost of shares redeemed ($1.00 per share)           (1,166,411,060)    (655,224,005)
    Net increase (decrease) in net assets
      from capital share transactions                    122,268,662       (4,507,326)
      Net increase (decrease) in net assets              122,268,662       (4,507,326)

NET ASSETS - June 30, 1998                               555,746,815      302,948,989
NET ASSETS - June 30, 1999                            $  678,015,477   $  298,441,663

                                                           Prime           Federal
                                                         Portfolio        Portfolio
                                                            2000             2000
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                               $   37,604,163   $   15,881,616

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                  (37,604,163)     (15,881,616)

INCREASE FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold ($1.00 per share)          1,276,524,000      538,352,541
  Net asset value of shares issued for reinvestment
    of distributions ($1.00 per share)                     8,858,697        3,603,853
                                                       1,285,382,697      541,956,394
  Cost of shares redeemed ($1.00 per share)           (1,255,909,032)    (537,809,916)
    Net increase in net assets
      from capital share transactions                     29,473,665        4,146,478
      Net increase in net assets                          29,473,665        4,146,478

NET ASSETS - June 30, 1999                               678,015,477      298,441,663
NET ASSETS - June 30, 2000                            $  707,489,142   $  302,588,141

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Its shares are currently issued in two series (Prime and Federal) with each series, in effect, representing a separate fund. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Investments - Valuation of securities is on the basis of amortized cost which approximates market value. Investment transactions are recorded on the trade date. Investment income and dividends to shareholders are recorded daily and dividends are distributed monthly. Realized gains and losses from investment transactions are reported on the amortized cost basis, which is also used for federal income tax purposes.

Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Amortization - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the year ended June 30, 2000, were as follows:

                               Other than
                            U.S. Government      U.S. Government
Prime Portfolio                Securities           Securities
Purchases                     $12,094,288,340     $1,547,749,555
Proceeds from sales            12,103,989,466      1,547,639,569

Federal Portfolio
Purchases                     $      -            $6,975,756,501
Proceeds from sales                  -            $6,987,275,852

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment advisor and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and the other charges of governments and their agencies for qualifying the fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the Fund at the annual rate of .50 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.

4. SUBSEQUENT ACCOUNTING POLICY CHANGE - The Financial Accounting Standards Board ("FASB") has issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). This statement, as amended by SFAS No. 137, requires all derivatives to be recorded on the balance sheet date at fair value and establishes standard accounting methodologies for hedging activities. The standard will result in the recognition of offsetting changes in value or cash flows of both the hedge and the hedged item in net investment income in the same period. The statement is effective for the Fund's fiscal year ending June 30, 2001. Because the Fund does not normally hold derivative instruments, the adoption of this statement is not expected to have a material impact on the financial statements.

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

                                            YEARS ENDED JUNE 30,
                                         2000    1999    1998    1997    1996

PRIME PORTFOLIO
Net asset value, beginning of year      $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00

 Income from investment operations:
  Net investment income                   0.05    0.05    0.05    0.05    0.05
 Distributions from:
  Net investment income                  (0.05)  (0.05)  (0.05)  (0.05)  (0.05)

Net asset value, end of year            $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00

Total return                                 5%      5%      5%      5%      5%



Ratios/Supplemental Data
Net assets, end of year (in millions)   $  707  $  678  $  556  $  445  $  330
Ratio of expenses to average net assets   0.51%   0.51%   0.51%   0.51%   0.51%
Ratio of net investment income to
 average net assets                       5.26%   4.72%   5.14%   4.97%   5.16%


FEDERAL PORTFOLIO
Net asset value, beginning of year      $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00

 Income from investment operations:
  Net investment income                   0.05    0.05    0.05    0.05    0.05
 Distributions from:
  Net investment income                  (0.05)  (0.05)  (0.05)  (0.05)  (0.05)
Net asset value, end of year            $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00

Total return                                 5%      5%      5%      5%      5%



Ratios/Supplemental Data
Net assets, end of year (in millions)   $  303  $  298  $  303  $  238  $  228
Ratio of expenses to average net assets   0.50%   0.51%   0.51%   0.52%   0.51%
Ratio of net investment income to
 average net assets                       5.08%   4.58%   5.03%   4.92%   5.09%

See accompanying Notes to Financial Statements.


INDEPENDENT ACCOUNTANTS' REPORT

To the Shareholders and Board of Directors of UMB Scout Money Market Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of UMB Scout Money Market Fund, Inc., including the statements of net assets, as of June 30, 2000, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated thereon (periods presented prior to June 30, 1997 were audited by other independent accountants whose reports thereon expressed unqualified opinions). These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 2000, by confirmation, or by the application of alternative auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UMB Scout Money Market Fund, Inc., as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in the first paragraph, in conformity with generally accepted accounting principles.

BAIRD KURTZ & DOBSON
Kansas City, Missouri
July 28, 2000

This report has been prepared for the information of the Shareholders of UMB Scout Money Market Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other UMB Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


UMB Scout Funds
100% No-Load Mutual Funds
Balanced Fund
Bond Fund
Capital Preservation Fund
Equity Index Fund
Kansas Tax-Exempt Bond Fund*
Money Market Fund - Federal Portfolio
Money Market Fund - Prime Portfolio
Regional Fund
Stock Fund
Stock Select Fund
Tax-Free Money Market Fund
Technology Fund
WorldWide Fund
WorldWide Select Fund

*Available in Kansas and Missouri only.

Investment Advisors and Manager
UMB Bank, n.a., Kansas City, Missouri

Auditors
Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
Philadelphia, Pennsylvania

Custodian
UMB Bank, n.a., Kansas City, Missouri

Underwriter, Distributor
and Transfer Agent
Jones & Babson, Inc., Kansas City, Missouri

UMB Scout Funds

P.O. Box 219757
Kansas City, MO 64121-9757

Toll Free 800-996-2862

www.umb.com

"UMB," "Scout" and the "Scout" design are registered service marks of UMB Financial Corporation.